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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 16, 1999

                             MOBILEMEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  0-26320                  22-3253006
     (State or other         (Commission File No.)         (IRS Employer
      jurisdiction                                      Identification No.)
    of incorporation)

            Fort Lee Executive Park, One Executive Drive, Suite 500,
                           Fort Lee, New Jersey 07024
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 224-9200
              (Registrant's telephone number, including area code)


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        (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On February 16, 1999, MobileMedia Corporation and MobileMedia Communications, Inc. issued the press release filed herewith as Exhibit 99.1, announcing that on February 12, 1999 the U.S. Bankruptcy Court for the District of Delaware ordered that supplemental disclosure be provided to members of the Company's Class 6 general unsecured creditors and that MobileMedia resolicit votes from that Class on MobileMedia's Third Amended Joint Plan of Reorganization. The Court adjourned the hearing to confirm MobileMedia's Third Amended Joint Plan of Reorganization until the Supplemental disclosure has been made and the required re-voting is complete.





















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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 1999            MOBILEMEDIA CORPORATION

                                    By: /s/ David R. Gibson
                                        ----------------------------
                                        David R. Gibson
                                        Senior Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                                                 Page
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99.1        Press Release















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